UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported)            November 26, 2008 (November 21, 2008)
CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction	(Commission File Number)	(IRS employer
of incorporation)		Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code            (404) 949-0700
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 26, 2008, the board of directors of Cumulus Media Inc. (the “Company”) (1) recommended that, at the Company’s 2008 annual meeting of stockholders, the Company’s stockholders adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to declassify the Company’s board of directors and provide for annual elections of directors (such amendment to the Charter, the “Charter Amendment”) and (2) subject to the effectiveness of the Charter amendment, approved a conforming amendment to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), to allow for a declassified board of directors whose members would be elected annually (such amendment to the Bylaws, the “Bylaws Amendment”). On November 19, 2008, at the Company’s 2008 annual meeting of stockholders, the Company’s stockholders adopted the Charter Amendment. On November 21, 2008, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. As a result, the Charter Amendment, as well as the Bylaws Amendment, became effective on November 21, 2008.
     Previously, members of the board were divided into three classes and elected for three-year terms. As a result of the Charter Amendment and the Bylaws Amendment, beginning with those directors whose terms expire at the Company’s 2009 annual meeting of stockholders, directors will be elected to serve one-year terms. At the 2011 annual meeting of stockholders, and each annual meeting of stockholders thereafter, all directors will be elected to serve one-year terms.
     The foregoing descriptions of the Charter Amendment and the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, as amended through the date of this report, a copy of which is incorporated herein by reference to Exhibit 3.1 hereto, and the Amended and Restated Bylaws, as amended through the date of this report, a copy of which is incorporated herein by reference to Exhibit 3.2 hereto.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits.
     (c) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Cumulus Media Inc., as amended.
3.2	Amended and Restated Bylaws of Cumulus Media Inc., as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

	By:	/s/ Martin R. Gausvik

Name: Martin R. Gausvik Title: Executive Vice President and Chief Financial Officer

Date: November 26, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Cumulus Media Inc., as amended.
3.2	Amended and Restated Bylaws of Cumulus Media Inc., as amended.